Exhibit 99.2

First Quarter 2011 Results
May 9, 2011
Investor Relations | Norelle Lundy, Vice President | Laura Hrehor, Senior Director | 713-507-6466 | ir@dynegy.com

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements
  This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward looking statements.” You can identify these statements by the fact that they do not relate strictly to historical or current facts.
 Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports filed under the Securities
 Exchange Act of 1934, including its 2010 Form 10-K and first quarter 2011 Form 10-Q (when filed), for additional information about the risks, uncertainties and other factors affecting these forward-
 looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition,
 Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
Non-GAAP Financial Measures
 This presentation contains non-GAAP financial measures including EBITDA, Adjusted EBITDA,
 Adjusted Cash Flow from Operations, Adjusted Free Cash Flow, Net Debt and Net Debt and Other
 Obligations.  Reconciliations of these measures to the most directly comparable GAAP measures to the extent available without unreasonable effort are contained herein. To the extent required, statements disclosing the utility and purposes of these measures are set forth in Item 2.02 to our current report on form 8-K filed with the SEC on May 9, 2011, which is available on our website free of charge, www.dynegy.com.

Highlights and Upcoming Events

• Four new board members elected March 9, 2011; one new board member elected May 4, 2011
 - Two additional director nominees have been identified
 - New directors plus nominees will stand for election in June and, if elected, will constitute the new Dynegy board
 - Annual stockholder meeting will be held on June 15, 2011
• E. Hunter Harrison named interim President and CEO
• Dynegy retained restructuring advisory firms

Financial Results

Capital & Liquidity (as of 3/31/11)
• Net debt and other obligations(1) of $4.1 billion
 – Net cash-on-hand and investments of $404 million
 and restricted cash and investments of $850
 million(2)
• Collateral of $557 million posted(4)
• Liquidity of $1.44 billion
Financial Results

Adjusted EBITDA ($MM)
Net Income / Loss
• Net loss of $77 million for 2011 primarily due to
 lower revenues, including after-tax mark-to
   market gains of $1.8 million, and an increase in
   depreciation and amortization expense of $31
   million
• This compares to net income of $145 million for
 2010, which primarily reflects after-tax mark-to-
 market gains of $152 million, partially offset by
 an after-tax impairment charge of $23 million
(1) Net debt and other obligations is a non-GAAP measure, please see the reconciliation on the Capital
Structure page in the Appendix; and for definition and uses, please see the Debt Definitions page in the
Appendix. (2) Restricted cash includes $850 million related to Term Letter of Credit facility. (3) Working capital was higher in 1Q2010 primarily due to cash received from the company’s collateral clearing agent as a result of changes in the value of financial positions, which were significantly impacted by lower power prices. (4) For additional information see the Collateral page in the Appendix.
First Quarter Results ($MM)	2010	2011
Adjusted EBITDA	$ 152	$87
Interest payments	(15)	(15)
Working capital changes(3)/Collateral(4)/Cash Taxes	321	28
Adjusted cash flow from operations	$ 458	$ 100
Maintenance capital expenditures	(31)	(25)
Environmental capital expenditures	(69)	(41)
Adjusted free cash flow	$ 358	$ 34

Net income/(Loss)	$ 145	$ (77)

Net cash provided by operating activities	$ 458	$ 83
Net cash used in investing activities	$ (241)	$ (47)
Net cash provided by financing activities	$ 0	$ 1

$200
$150
$100
$50
$0
$128
$96
$89
1Q10
1Q11
1Q10
1Q11

Operating Income/Loss ($MM)

	1Q10	1Q11
Midwest Segment	$260	$(3)

Average Actual On-Peak Power Prices

($/MWh)	1Q10	1Q11
CIN Hub	$42	$41
PJM West	$52	$51
NI Hub	$42	$39

Average On-Peak Spark Spread ($/MWh)

	1Q10	1Q11
PJM West/TetM3	$9	$11
NI Hub/ChiCG	$5	$9

Midwest - 1Q11 Period-Over-Period
Regional Performance Drivers
Maint.
Enviro.
$ Million
Adjusted EBITDA
CapEx
• 1Q Adjusted EBITDA decreased 25% period-over-period primarily due to
 – Energy contributions from physical transactions(1) increased due to fewer planned outages, in addition to increased spark spreads for CCGT’s
 – Energy contributions from financial transactions(1) declined due to lower value received per MWh in 2011
 – Decreased tolling revenues of ~$20MM resulting from the early termination of a long-term toll on Kendall in 1Q2010
 – Increased capacity revenues due to higher PJM capacity prices and more capacity for sale from Kendall due to the early termination of a long-term toll, offset by reduced capacity revenues due to lower MISO capacity prices
 – Basis impact was ~$(5)MM quarter-over-quarter
 – Average CIN-Avg Gen basis 1Q11 was $4.64/MWh compared to
 $2.55 for 1Q10
• 1Q overall volumes increased from 6.4 MM MWhs to 7.2 MM
 MWhs or 12% period-over-period primarily due to:
 – Fewer planned outages and increased spark spreads for CCGT’s
 – 84% , 20% and 51% capacity factors in 1Q11 compared to 86%, 9% and 29%
 capacity factors in 1Q10 for the coal fleet, Kendall and Ontelaunee, respectively
• 1Q CapEx decreased due to reduced Consent Decree spending
     and fewer planned outages
• Midwest coal fleet achieved in-market-availability of 92%
GAAP Measures:
• 1Q11 Operating Loss reflects pre-tax MTM gains of $1 million
• 1Q10 Operating Income reflects pre-tax MTM gains of $179 million
$44
(1) Financial transactions refer to hedging activities that include financial swaps and options activity, while physical transactions can be defined as generation sales

DYNEGY

$50
$40
$30
$20
$10
$0
$39
$3
$8
$5
1Q10
1Q11
1Q10
1Q11

Operating Income ($MM)	1Q10	1Q11
West Segment	$45	$1

Average On-Peak Spark Spread ($/MWh)	1Q10	1Q11
North Path 15/PGECG	$7	$3

West - 1Q11 Period-Over-Period
Regional Performance Drivers

• 1Q Adjusted EBITDA decreased 92% period-over-period
 primarily due to
– Less revenue of ~$15MM as a result of net sales of fewer options at lower premiums
– Less revenue of ~$5MM for Moss Landing due to timing of payments under a new agreement compared to timing of payments under the previous agreement
• 1Q overall volumes decreased from 1.4MM MWhs to
 0.4MM MWhs or 70% period-over-period due to
 compressed spark spreads
– 1Q11 capacity factor for Moss Landing 1&2 of 15% compared to 1Q10 capacity factor of 58%
• 1Q CapEx reduced slightly due to lower maintenance and
 environmental expenditures compared to 1Q10
GAAP Measures:
• 1Q11 Operating Income reflects pre-tax MTM gains of $15
 million
• 1Q10 Operating Income reflects pre-tax MTM gains of $23
 million
$ Million
Adjusted EBITDA
CapEx

DYNEGY

$30
$20
$10
$0
$18
$15
$3
$17
1Q10
1Q11
1Q10
1Q11

Operating Income/(Loss) ($MM)	1Q10	1Q11
Northeast Segment	$60	$(5)

Average Actual On-Peak Power Prices ($/MWh)	1Q10	1Q11
NY – Zone G	$57	$64

Average On-Peak Spark Spread ($/MWh)	1Q10	1Q11
Fuel Oil	$(72)	$(98)
NY – Zone A	$0	$8
Mass Hub	$9	$17

Northeast - 1Q11 Period-Over-Period
Regional Performance Drivers

• 1Q Adjusted EBITDA down 17% period-over-period due to
 – Energy contributions from physical transactions(1) increased due to increased prices and spark spreads partially offset by an outage at Casco Bay
 – Energy contributions from financial transactions(1) declined due to lower value received per MWh in 2011
 – Less revenue of ~$5MM as a result of net sales of fewer options at lower premiums
 – Less revenue of ~$5MM from capacity sales as a result of lower capacity pricing
• 1Q overall volumes were flat at 1.5 MM MWhs for both periods
 – Increase in volumes due to improved spark spreads for CCGT’s offset by Casco
 Bay outage
 – 37%, 15% and 41% capacity factors in 1Q11 compared to 47%, 49% and 18%
 capacity factors in 1Q10 for Danskammer, Casco Bay and Independence, respectively
• 1Q CapEx increased due to an outage at Casco Bay
• Danskammer achieved in-market-availability of ~95%
GAAP Measures:
• 1Q11 Operating Loss reflects pre-tax MTM losses of $13 million
• 1Q10 Operating Income reflects pre-tax MTM gains of $51 million
$ Million
Adjusted EBITDA
CapEx
(1) Financial transactions refer to hedging activities that include financial swaps and options activity, while physical transactions can be defined as generation sales

Financial Estimates

In light of recent management and board changes and the need to review and possibly revise the company’s strategic plans, as well as the on-going consideration of restructuring alternatives, Dynegy currently does not intend to provide guidance estimates for 2011.  Further, we have not updated nor do we intend to update, or otherwise revise, the financial forecasts (the “Forecasts”) provided in Dynegy’s
Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC by
Dynegy on December 30, 2010 and its Preliminary Proxy Statement on Schedule
14A filed with the SEC by Dynegy on January 10, 2011.  Consequently, readers are cautioned not to rely on such Forecasts.  The company will reconsider at a later time whether it will provide guidance estimates for 2011 and future years.

Appendix

DYNEGY

Casco Bay
Independence
Roseton &
Danskammer
Ontelaunee
Hennepin
Oglesby
Havana
Kendall
Wood River
Stallings
Baldwin
Oakland
Moss Landing
Morro Bay
Black Mountain
11,596 MW

Dynegy’s Diversified Asset Portfolio
Dispatch Diversity
Peaking
33%
Intermediate
38%
Baseload
29%
Geographic Diversity
Midwest
42%
Northeast
29%
West
29%
Fuel Diversity
Combined Cycle
38%
Peaking
20%
Total Gas-Fired
58%
Coal
29%
Fuel Oil
13%

Significant Environmental Progress

On target to further reduce emissions in the Midwest
• Estimate of remaining cash spend is ~$193 million from
 3/31/11 through 2013; estimated total expense is ~$960
 million
• Baldwin 3 scrubber was put in service at the end of 2010 and is performing as expected
• All projects include installing baghouses and scrubbers with the exception of Hennepin, which has baghouses only
Labor
~76%
Rental Equipment
& Other ~4%
Estimated Go Forward
Cost Composition
Materials
~20%
2008
2010
2009
2011
2012
2007
Hennepin
Baldwin 3
Baldwin 1
Baldwin 2
Havana
Projects complete
Cash outflow
continues
through 2013

Mark-to-Market (Pre-tax)
($ Million)	3 Months Ending 3/31/10				3 Months Ending 3/31/11
Quarter	Midwest	West	Northeast	TOTAL	Midwest	West	Northeast	TOTAL
MTM for positions settled or to be settled in the current year	74	22	26	122	(4)	10	(3)	3
MTM gain/(losses) for future period positions	105	1	25	131	5	5	(10)	0
Total MTM adjustment	179	23	51	253	1	15	(13)	3
• Option premiums are recognized in period received (paid) and are excluded from MTM impacts shown above
• A significant amount of MTM for future period positions has been settled in cash through a brokerage account
Note: Table includes MTM for both continuing and discontinued operations

$70
$60
$50
$40
$30
$20
J F M A M J J A S O N D

$100
$80
$60
$40
$20
J F M A M J J A S O N D

$80
$70
$60
$50
$40
$30
$20
J F M A M J J A S O N D

$8
$6
$4
$2
$0
J F M A M J J A S O N D

Commodity Pricing
Cin Hub/Cinergy ($/MWh)
New York Zone G ($/MWh)
NP-15 ($/MWh)
Natural Gas ($/MMBtu)
2011 A/F (Apr): $40.33
2011 A/F (Feb): $38.35
2010A:  $42.40
(1) Pricing as of 2/10/11. Prices reflect actual day ahead on-peak settlement prices for 1/1/11 - 2/10/2011 and quoted forward on-peak monthly prices for 2/11/2011-12/31/11 (2) Pricing as of
4/18/2011. Prices reflect actual day ahead on-peak settlement prices for 1/1/11 - 4/18/2011 and quoted forward on-peak monthly prices for 4/18/2011 - 12/31/11
2011 Actual/Forward as of 2/10/2011(1)
2011 Actual/Forward as of 4/18/2011(2)
2010 Actual
2011 A/F (Apr): $37.27
2011 A/F (Feb): $38.43
2010A:  $39.92
2011 A/F (Apr): $4.30
2011 A/F (Feb): $4.29
2010A:  $4.38
2011 A/F (Apr): $58.01
2011 A/F (Feb): $56.30
2010A:  $59.19

DYNEGY

$50
$40
$30
$20
$10
$0
J F M A M J J A S O N D

$50
$40
$30
$20
$10
$0
J F M A M J J A S O N D

$30
$20
$10
$0
J F M A M J J A S O N D

$20
$15
$10
$5
$0
($5)
J F M A M J J A S O N D

Spark Spreads
PJM West ($/MWh)
Mass Hub ($/MWh)
NI Hub ($/MWh)
NP-15 ($/MWh)
2011 A/F (Apr): $16.31
2011 A/F (Feb): $14.68
2010A:  $18.69
2011 Actual/Forward as of 2/10/2011(1)
2011 Actual/Forward as of 4/18/2011(2)
2010 Actual
2011 A/F (Apr): $17.34
2011 A/F (Feb): $15.02
2010A:  $18.48
2011 A/F (Apr): $8.14
2011 A/F (Feb): $7.08
2010A:  $9.82
2011 A/F (Apr): $4.35
2011 A/F (Feb): $6.44
2010A:  $6.06
(1) Pricing as of 2/10/11. Prices reflect actual day ahead on-peak settlement prices for 1/1/11 - 2/10/2011 and quoted forward on-peak monthly prices for 2/11/2011-12/31/11 (2) Pricing as of
4/18/2011. Prices reflect actual day ahead on-peak settlement prices for 1/1/11 - 4/18/2011 and quoted forward on-peak monthly prices for 4/18/2011 - 12/31/11

2,000
1,750
1,500
1,250
1,000
750
500
250
0
$148
$164
$998
$850
$148
$0
$785
$1,047
$0
$175
$1,100
$375
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020+

• Total balance sheet debt as of 3/31/11 is ~$4.8B
 - $79 million of the 2011 notes were repaid 4/1/11
• $850 million due in 2013 is a synthetic letter of credit facility supported by $850 million of restricted cash
 - Reclassified as current debt on consolidated balance sheet since it is likely that we will not be able to comply with one of the financial covenants beginning in third or fourth quarter
 2011
• Excludes $604 million related to Central Hudson lease
Debt Maturity Profile (as of 3/31/11, $MM)

200
175
150
125
100
75
50
25
0
Imputed Interest
Imputed Debt Equivalent
$56
$48
$37
$28
$16
$5
$42
$56
$131
$105
$115
$127
$22
$35
2011
2012
2013
2014
2015
2016
2017-2035

Central Hudson Lease - Northeast Segment
Central Hudson Cash Payments (remaining as of 3/31/11, $MM)
Imputed Debt Equivalent at PV (10%) of
future lease payments = $604MM(1)
$112
$179
$142
$143
$143
$77
• Chart represents total cash lease payments, which are included in Operating Cash Flows
• Lease expense is approximately $50 million per year and included in Operating Expense
Central Hudson treated as Lease (2)
 (as currently shown in GAAP financials):
• Income Statement - $50 million lease expense included in
 Adjusted EBITDA; no interest expense or depreciation &
 amortization expense
• Cash Flow Statement - $112 million cash payments in 2011
 included in Operating Cash Flows
• Balance Sheet - lease obligation not included in debt balance
Central Hudson treated as Debt (2)
 (would require the following adjustments to GAAP financials):
•Income Statement - Add back $50 million lease expense to Adjusted EBITDA; add $56 million imputed interest expense to Interest Expense; add $23 million estimated depreciation & amortization expense; adjust tax expense for net difference
 – Depreciation & Amortization calculated using purchase price of $920 million divided by 40 years
•Cash Flow Statement - Add back $56 million of imputed principal to Operating Cash Flows
 – $112 million cash payments in 2011 split between $56 million imputed interest payment
 (Operating Cash Flows) and $56 million imputed principal payment (Financing Cash Flows)
•Balance Sheet - Include $604 million total PV (10%) of future lease payments
(1) PV of payments calculated as of 3/31/11 ; (2) Calculated on an annual basis
Accrual Lease Expense (2)
$27

Capital Structure
Debt & Other Obligations as of 3/31/11
Dynegy Power Corp.
 Central Hudson(2)   $604
Dynegy Holdings Inc.
$1,080 Million Revolver(1)  $0
Term L/C Facility $850
Tranche B Term $68
Sr. Unsec. Notes/Debentures  $3,450
Sub.Cap.Inc.Sec (“SKIS”) $200
Dynegy Inc.
 Senior Debentures $225
Sithe Energies
TOTALS ($ Million)	3/31/11
Secured	$918
Secured Non-Recourse	$225
Unsecured	$3,650
Lease Obligation	$604
($ Million)	3/31/11
Total Obligations	$5,397
Less: Cash & short-term investments	404
Less: Restricted cash(3)	850
Net Debt & Other Obligations	$4,143
Less: Central Hudson Lease Obligation	604
Net Debt	$3,538
(1) Represents drawn amounts under the revolver; actual capacity of revolver was $1.08 Billion as of 3/31/2011;
(2) Represents PV (10%) of future lease payments. Central Hudson lease payments are unsecured obligations of
Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease. DHI has guaranteed the lease payments on a senior unsecured basis; (3) Restricted cash includes $850MM related to the
Synthetic Letter of Credit facility

Collateral Excluding Clearing Settlements
($MM)	12/31/10	3/31/11	5/2/2011
Generation	$ 377	$ 470	$ 483
Other	85	87	173
Total	$ 462	$ 557	$ 656

Cash and short-term investments	$ 87	$ 118	$ 112
LCs	375	439	544
Total	$ 462	$ 557	$ 656
• Changes in generation collateral include initial margin postings related to hedging activity for 2010-2012
 − Increase in generation collateral from 12/31/10 to 3/31/11 primarily due to higher initial margin posting requirements and reduction in usage of bilateral first lien collateral arrangements
• Other collateral includes Sithe Debt Service Reserve of $83 million
 - Increase in other collateral from 3/31/11 to 5/2/11 primarily due to contractual obligations under certain operational agreements
• Changes in cash and short-term investments include initial margin postings related to hedging activity for 2010-2012
 − Increase in cash and short-term investments from 12/31/10 to 3/31/11 reflects increased postings to our futures clearing manager primarily due to higher initial margin requirements
• Increase in LCs from 3/31/11 to 5/2/11 primarily due to contractual obligations under certain operational agreements
• In addition to cash and LCs posted as collateral, we have granted additional permitted first priority liens on the assets currently subject to first priority liens under our Credit Facility. The fair value collateralized by first priority liens, netted by counterparty, includes liabilities of $30 million, $14.5 million and $8 million at 12/31/10, 3/31/11 and 5/2/11, respectively.

DYNEGY

Liquidity Profile ($MM)

2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
$150
$1,801
$1,404
$397
$150
$1,439
$1,035
$404
$150
$1,181
$930
$251
12/31/2010
3/31/2011
5/2/2011
$150MM Contingent Facility
Availability
Cash & Short-Term Investments

• Due to covenant limitations, decrease
 in revolver availability of $431 million
 at 3/31/2011
• Decrease in cash from 3/31/2011 to
 5/2/2011 due to the payment of 2011
 notes that matured on 4/1/2011 and
 debt interest payments, partially offset
 by maturity of short-term investments
• Decrease in availability from
 3/31/2011 to 5/2/2011 due to an
 increase in outstanding letters of credit
 due to contractual obligations under
 certain operational agreements
• Currently there is no availability under
 the $150MM contingent letter of
 credit facility
 – Under terms of this facility, up to
 $150 million of capacity can become
 available based on increases in spark
 spreads and power prices for 2012
 positions
Liquidity

Contracted Generation Volumes
2011 Contracted Generation Volumes as of:
	Dec 08	Feb 09	May 09	Aug 09	Nov 09	Jan 10	Feb 10	May 10	Jul 10	Oct 10	Feb 11	Apr 11
Midwest	5%	5%	5%	15%	50%	75%	75%	90%	100%	95%	100%	100%
West	20%	20%	20%	40%	50%	>95%	>95%	>95%	100%	100%	100%	100%
Northeast	10%	5%	5%	15%	60%	>95%	>95%	>95%	100%	85%	100%	95%
Consolidated	10%	10%	10%	20%	50%	85%	85%	95%	100%	95%	100%	100%
2012 Contracted Generation Volumes as of:
	Nov 09	Jan 10	Feb 10	May 10	Jul 10	Oct 10	Feb 11	Apr 11
Midwest	0%	0%	0%	5%	15%	20%	25%	30%
West	15%	50%	50%	50%	50%	40%	45%	45%
Northeast	10%	10%	15%	25%	40%	35%	45%	70%
Consolidated	5%	15%	15%	15%	25%	25%	30%	40%

Debt Definitions
Debt Measures: We believe that our debt measures are useful because we consider these measures as a way to evaluate our progress toward our strategic corporate objective of reducing our overall indebtedness. In addition, many analysts and investors use these measures for valuation analysis purposes. The most directly comparable GAAP financial measure to the below measures is GAAP debt.
 – “Net Debt” - We define “Net Debt” as total GAAP debt less cash and cash equivalents and restricted cash.
 Restricted cash in this case consists only of collateral posted for the credit facility at the end of each period.
 –  “Net Debt and Other Obligations” - We define “Net Debt and Other Obligations” as total GAAP debt plus certain operating lease commitments less cash and cash equivalents and restricted cash. Restricted cash in this case consists only of collateral posted for the credit facility at the end of each period.

Dynegy Generation Facilities

Region/Facility[1]	Location	Net Capacity[2]	Primary Fuel	Dispatch Type	NERC Region
MIDWEST					
Baldwin	Baldwin, IL	1,800	Coal	Baseload	MISO
Havana[3]	Havana, IL	441	Coal	Baseload	MISO
Hennepin	Hennepin, IL	293	Coal	Baseload	MISO
Oglesby	Oglesby, IL	63	Gas	Peaking	MISO
Stallings	Stallings, IL	89	Gas	Peaking	MISO
Vermilion[4]	Oakwood, IL				
Units 1-2		-	Coal/Gas	Baseload	MISO
Unit 3		-	Oil	Peaking	MISO
Wood River[5]	Alton, IL	446	Coal	Baseload	MISO
Kendall	Minooka, IL	1,200	Gas - CCGT	Intermediate	PJM
Ontelaunee	Ontelaunee Township, PA	580	Gas - CCGT	Intermediate	PJM
Midwest TOTAL		**4,912**			
NORTHEAST					
Independence	Scriba, NY	1,064	Gas - CCGT	Intermediate	NYISO
Roseton	Newburgh, NY	1,200	Gas/Oil	Peaking	NYISO
Casco Bay	Veazie, ME	540	Gas - CCGT	Intermediate	ISO-NE
Danskammer	Newburgh, NY				
Units 1-2		123	Gas/Oil	Peaking	NYISO
Units 3-4		370	Coal/Gas	Baseload	NYISO
Northeast TOTAL		**3,297**			
WEST					
Moss Landing	Monterey County, CA				
Units 1-2		1,020	Gas - CCGT	Intermediate	CAISO
Units 6-7		1,509	Gas	Peaking	CAISO
Morro Bay [6]	Morro Bay, CA	650	Gas	Peaking	CAISO
Oakland	Oakland, CA	165	Oil	Peaking	CAISO
Black Mountain	Las Vegas, NV	43	Gas	Baseload	WECC
West TOTAL		**3,387**			
TOTAL GENERATION		**11,596**			

NOTES:

1) Dynegy owns 100% of each unit listed, except that it owns a 50% interest in the Black Mountain facility. Total Net Capacity set forth in this table for Black Mountain includes only Dynegy's proportionate share of such unit's gross generating capacity.

2) Unit capabilities are based on winter capacity.

3) Represents Unit 6 generating capacity. Units 1-5, with a combined net generating capacity of 228 MW, are currently in mothball status and out of operation.

4) These units are currently out of operation and in preparation for mothball status.

5) Represents Units 4 and 5 generating capacity. Units 1-3, with a combined net generating capacity of 119 MW, are currently in mothball status and out of operation.

6) Represents Units 3 and 4 generating capacity. Units 1 and 2, with a combined net generating capacity of 352 MW, are currently in mothball status and out of operation.

DYNEGY INC.
REPORTED SEGMENTED RESULTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2011
(UNAUDITED) (IN MILLIONS)

	Power Generation				
	GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Net loss					$ (77)
Plus / (Less):					
Income tax benefit (1)					(60)
Interest expense					89
Depreciation and amortization expense					126
EBITDA (2)	$ 97	$ 18	$ 2	$ (39)	$ 78
Plus / (Less):					
Merger agreement termination fee and other legal expenses (3)	-	-	-	9	9
Executive separation agreement expenses (4)	-	-	-	3	3
Mark-to-market (gains) losses, net	(1)	(15)	13	-	(3)
Adjusted EBITDA (2)	$ 96	$ 3	$ 15	$ (27)	$ 87

(1) Includes $9 million net tax benefit related to an increase in state NOLs due to acceptance of amended returns partially offset by a $3 million net tax expense due to an increase in the Illinois statutory rate.

(2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on May 9, 2011, for definitions, utility and uses of such non-GAAP financial measures. A reconciliation of EBITDA to Operating income (loss) is presented below. Management does not allocate interest expenses and income taxes on a segment level and therefore uses Operating income (loss) as the most directly comparable GAAP measure.

	Power Generation				
	GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Operating income (loss)	$ (3)	$ 1	$ (5)	$ (42)	$ (49)
Depreciation and amortization expense	100	17	7	2	126
Other items, net	-	-	-	1	1
EBITDA	$ 97	$ 18	$ 2	$ (39)	$ 78

(3) We incurred $9 million ($6 million after-tax) of expense related to the Icahn merger agreement termination fee and other legal expenses. This expense is included in General and administrative expenses on our Reported Unaudited Condensed Consolidated Statements of Operations.

(4) We incurred $3 million ($2 million after-tax) of expense related to executive separation agreements. This expense is included in General and administrative expenses on our Reported Unaudited Condensed Consolidated Statements of Operations.

Reg G Reconciliation -1st Quarter 2011 Adjusted EBITDA